UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  June 1, 2007

Hawaiian Telcom Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131152	16-1710376
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1177 Bishop Street

Honolulu, Hawaii  96813

(Address of principal executive offices)

808-546-4511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                   Entry into a Material Definitive Agreement.

On June 1, 2007, Hawaiian Telcom Communications, Inc. (the “Company”) and Hawaiian Telcom Holdco, Inc., the parent corporation of the Company (“Holdco”), executed an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with the lenders party thereto, Lehman Commercial Paper Inc., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., as syndication agent, and the other agents party thereto, which amended the existing Credit Agreement, dated as of May 2, 2005, among the Company, Holdco, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for such lenders, and the other agents party thereto (the “Existing Credit Agreement”).  Among other things, the Amended Credit Agreement amends financial covenants, provides for senior credit facilities consisting of a $90 million five-year revolving credit facility (reduced from $200 million) and a new $860 million seven-year term loan facility, and permits the disposition (which is subject to regulatory approvals) of the directory publishing business of Hawaiian Telcom Services Company, Inc. (“HTSC”), a wholly-owned subsidiary of the Company.  The revolving credit facility matures on April 30, 2012 and provides for letters of credit and a swingline facility.  Borrowings under the revolving credit facility can be repaid and reborrowed from time to time.  The new term facility matures on April 30, 2012 unless any necessary regulatory approvals are obtained to extend the term to June 1, 2014, and amortizes in equal quarterly installments in an amount equal to 1% per annum, with the balance due at maturity.  The new term facility is also subject to mandatory prepayment with the proceeds of specified debt issuances and asset sales, as well as with specified percentages of excess cash flow, subject to exceptions.  Borrowings under the new term facility also may be prepaid voluntarily at any time without premium or penalty (other than a 1% premium payable upon specified refinancings or repricings prior to June 1, 2008), and once repaid cannot be reborrowed.  Borrowings under the revolving credit facility and the new term facility bear interest at a per annum rate, at the Company’s election, equal to an alternate base rate (which is the greater of the prime rate and the federal funds effective rate plus one-half of one percent) or Eurodollar rate, in each case plus a spread determined by reference to a pricing grid which is based on the Company’s total leverage ratio.  The Company also will pay a per annum commitment fee, payable quarterly, on the undrawn amount of the revolving credit facility, which fee will be determined by reference to the pricing grid.  The Amended Credit Agreement contains a number of customary affirmative and negative covenants, including a net secured leverage ratio covenant that is tested quarterly if any revolving loans, letters of credit or swingline loans are then outstanding.  The Company’s obligations under the Amended Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default to other material debt, specified bankruptcy events, material judgments and ERISA events, invalidity of liens or guarantees, and a change in control.  The Company borrowed the full amount of the new term facility on June 1, 2007 and used the proceeds to repay the term loan facility under the Existing Credit Agreement and to repay $109 million of borrowings under the revolving credit facility.

In addition, the Company, Holdco, HTSC, Hawaiian Telcom, Inc. (a wholly-owned subsidiary of the Company and, together with HTSC, the “Subsidiary Guarantors”), and Lehman Commercial Paper Inc., as collateral agent, executed an Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2007 (the “Amended Guarantee”), which amended and restated the existing Guarantee and Collateral Agreement, dated as of May 2, 2005, among the Company, Holdco, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., as collateral agent, in order to make conforming changes consistent with the Amended Credit Agreement, including permitting the disposition of the directory publishing business of HTSC.  The Amended Guarantee provides for a guarantee of the Company’s obligations under the Amended Credit Agreement by Holdco and the Subsidiary Guarantors.  In addition, the Amended Guarantee grants a first priority security interest in collateral to secure the Company’s, Holdco’s and the Subsidiary Guarantors’ obligations under the Amended Credit Agreement and the Amended Guarantee.  The collateral consists of substantially all of the Company’s, Holdco’s and each Subsidiary Guarantor’s assets, including pledges of capital stock, but excludes various types of assets and stock specified in the Amended Guarantee.

The foregoing descriptions of the Amended Credit Agreement and Amended Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Credit Agreement and Amended Guarantee which are attached as Exhibits 10.1 and 10.2, respectively, to this report and incorporated herein by reference.

Statements in this Form 8-K and the attached exhibits that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, without limitation, those described in Item 1A, “Risk Factors,” of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006.

Item 2.03.               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2007, the Company borrowed $860 million under a new seven-year term facility under the Amended Credit Agreement.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01.                   Financial Statements and Exhibits.

(d)     Exhibits

10.1

Amended and Restated Credit Agreement, dated as of June 1, 2007, among Hawaiian Telcom Communications, Inc., Hawaiian Telcom Holdco, Inc., the lenders party thereto, Lehman Commercial Paper Inc., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., as syndication agent, and the other agents party thereto.

10.2

Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2007, among Hawaiian Telcom Holdco, Inc., Hawaiian Telcom Communications, Inc., Hawaiian Telcom, Inc., Hawaiian Telcom Services Company, Inc. and Lehman Commercial Paper Inc., as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007
HAWAIIAN TELCOM COMMUNICATIONS, INC.

/s/ Alan M. Oshima
Alan M. Oshima
Senior Vice President, General Counsel and Secretary